UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2022

GESHER I ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40897	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hagag Towers, North Tower, Floor 24

Haarba 28, Tel Aviv, Israel

(Address of Principal Executive Offices) (ZIP Code)

(212) 993-1572

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GIACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	GIAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	GIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On April 14, 2022, Gesher I Acquisition Corp. (the “Company”) entered into a backstop subscription agreement (the “Agreement”) with Composite Analysis Group, Inc. (“Composite”), an affiliate of Safer Logistics LLC, pursuant to which Composite has agreed to provide $10,000,000 of committed capital (the “Backstop Commitment”) to the Company in the event that, as of immediately prior to the closing of an initial business combination, certain minimum cash conditions are not met after taking into account redemptions by Company shareholders in connection with the business combination and certain other investments. In exchange for providing the Backstop Commitment, the Company will issue and sell to Composite (a) 1,000,000 ordinary shares of the Company at a purchase price of $10.00 per share, and (b) 100,000 warrants of the Company (collectively, the “Backstop Subscription,” and the shares and warrants issued in the Backstop Subscription, the “Backstop Securities”).

Pursuant to the Agreement, Composite will be entitled to registration rights with respect to the ordinary shares and warrants of the Company included in the Backstop Securities. The closing of the Backstop Subscription shall be on the same date and immediately prior to, or simultaneously with, the closing of an initial business combination. The Agreement does not grant to Composite any special corporate governance rights, and Composite is not an affiliate of the Company or its sponsor, Gesher I Sponsor LLC.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02. The ordinary shares and warrants of the Company to be issued in connection with the Backstop Securities described in Item 1.01 above will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2022

GESHER I ACQUISITION CORP.

	By:	/s/ Ezra Gardner
	Name:	Ezra Gardner
	Title:	Chief Executive Officer